UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): Oct 21, 2022 (Oct 17, 2022)

HPIL HOLDING

(Exact name of registrant as specified in its charter)

Wyoming	333-121787	30-0868937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

134 Landing St. Southampton, NJ	08088
(Address of principal executive offices)	(Zip Code)

(231) 676-2232

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

This Current Report on Form 8-K may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, company plans, forecasted financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward looking statement can be guaranteed and actual future results may vary materially. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

ITEM 5.02	Appointment of Directors, Appointment of Principal Officers, Departure of Directors, Departure of Principal Officers.

On October 17, 2022 HPIL Holdings (the “Company”) announced that, effective October 17, 2022, Mr. Christopher Philbrick has been appointed Director and Chief Executive Officer of the Company.

On October 17, 2022 HPIL Holdings (the “Company”) announced that, effective October 17, 2022, Mr. Ray Wong has resigned as Chief Operating Officer of the Company.

On October 17, 2022 HPIL Holdings (the “Company”) announced that, effective October 17, 2022, Mr. Nitin Amersey has resigned as Chief Executive Officer of the Company and as a Director of the Company and as the Chairman of the Board of the Company and Secretary of the Company.

On October 17, 2022 HPIL Holdings (the “Company”) announced that, effective October 17, 2022, Mr. John Mitchell has resigned as a Director of the Company.

Mr. Philbrick, age 49, Bachelor of Science, Mechanical Engineering, ten years leadership including business consulting and Vice President of Operations for a Defense of Defense contractor, twenty years of management in industrial robotic automation and process improvements, thirty-five years entrepreneurial experience, and real estate investment and development. As Chief Executive Officer of HPIL Holding, his priorities are to focus on building the company with same midwestern work ethic and determination that drives him daily. Creating REAL value for the shareholders, backed by financial reporting, products, and services. Customers are the key to success; shareholders will be the beneficiaries of happy customers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HPIL Holding
(Registrant)

Date: Oct 21, 2022.	By:	/S/ Chris Philbrick
Chris Philbrick
Chairman & Chief Executive Officer

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